                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM T-1

           STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                 TRUSTEE PURSUANT TO SECTION 305(b)(2)_________
                                 ---------------

                        U.S. TRUST COMPANY OF TEXAS, N.A.
               (Exact name of trustee as specified in its charter)

                                                                75-2353745
 (State of incorporation                                     (I.R.S. employer
  if not a national bank)                                   identification No.)

 2001 Ross Ave, Suite 2700                                         75201
       Dallas, Texas                                             (Zip Code)
   (Address of trustee's
principal executive offices)

                               Compliance Officer
                        U.S. Trust Company of Texas, N.A.
                            2001 Ross Ave, Suite 2700
                               Dallas, Texas 75201
                                 (214) 754-1200
            (Name, address and telephone number of agent for service)
                                 ---------------
                       Bayard Drilling Technologies, Inc.
               (Exact name of obligor as specified in its charter)

                 Delaware                                        73-1508021
     (State or other jurisdiction of                          (I.R.S. employer
      incorporation or organization)                         identification No.)

  4005 Northwest Expressway, Suite 550E
         Oklahoma City, Oklahoma                                    73116
(Address of principal executive offices)                          (Zip Code)
                                 ---------------
                       11% Senior Notes Due 2005, Series B
                       (Title of the indenture securities)
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                                     GENERAL

 1.  General Information.

     Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                   Federal Reserve Bank of Dallas (11th District), Dallas, Texas
                        (Board of Governors of the Federal Reserve System)
                   Federal Deposit Insurance Corporation, Dallas, Texas
                   The Office of the Comptroller of the Currency, Dallas, Texas

     (b)      Whether it is authorized to exercise corporate trust powers.

                   The Trustee is authorized to exercise corporate trust powers.

 2.  Affiliations with Obligor and Underwriters.

     If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

     None.

 3.  Voting Securities of the Trustee.

     Furnish the following information as to each class of voting securities of the Trustee:

                                As of May 6, 1998
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    Col A.                                                        Col B.
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Title of Class                                               Amount Outstanding
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Capital Stock - par value $100 per share                        5,000 shares

 4.  Trusteeships under Other Indentures.

     Not Applicable

 5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters.

     Not Applicable

 6.  Voting Securities of the Trustee Owned by the Obligor or its Officials.

     Not  Applicable

 7.  Voting Securities of the Trustee Owned by Underwriters or their Officials.

     Not  Applicable

 8.  Securities of the Obligor Owned or Held by the Trustee.

     Not  Applicable

 9.  Securities of Underwriters Owned or Held by the Trustee.

     Not  Applicable

 10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

     Not  Applicable

 11. Ownership or Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

     Not  Applicable

 12. Indebtedness of the Obligor to the Trustee.

     Not  Applicable

 13. Defaults by the Obligor.

     Not  Applicable

 14. Affiliations with the Underwriters.

     Not  Applicable

 15. Foreign Trustee.

     Not  Applicable

 16. List of Exhibits.

         T-1.1      - A copy of the Articles of Association of U.S. Trust
                      Company of Texas, N.A.; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 22-21897.

16.      (con't.)

         T-1.2      - A copy of the certificate of authority of the Trustee to commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement, Registration No. 22-21897.

         T-1.3      - A copy of the authorization of the Trustee to exercise
                      corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement, Registration No. 22-21897.

         T-1.4       - A copy of the By-laws of the U.S. Trust Company of
                      Texas, N.A., as amended to date; incorporated herein by reference to Exhibit T-1.4 filed with Form T-1 Statement, Registration No. 22-21897.

         T-1.6      - The consent of the Trustee required by Section 321(b)of
                      the Trust Indenture Act of 1939.

         T-1.7      - A copy of the latest report of condition of the Trustee
                      published pursuant to law or the requirements of its supervising or examining authority.


                                      NOTE

As of May 6, 1998, the Trustee had 5,000 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp. As of May 6, 1998, U.S. T.L.P.O. Corp. had 35 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation. U.S. Trust Corporation had outstanding 19,142,000.00 shares of $5 par value Common Stock as of February 24, 1998.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10 and 11 refers to each of U.S Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

In as much as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11, the answers to said Items are based upon incomplete information. Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.


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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 20th day of July, 1998.

                                                 U.S. Trust Company
                                                 of Texas, N.A., Trustee



                                                 By:  /s/ MELISSA SCOTT
                                                    ---------------------------
                                                        Melissa Scott
                                                        Vice President

                                                                  EXHIBIT T-1.6



                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of Bayard Drilling Technologies, Inc. 11% Senior Notes Due 2005, Series B, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.



                                        U.S. Trust Company of Texas, N.A.



                                        By:  /s/ MELISSA SCOTT
                                           ---------------------------------
                                                 Melissa Scott
                                                 Vice President